UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Brian D. Bullard

American Mutual Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2019

We invest in
companies with
strong balance sheets
and a history of
paying dividends

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–0.14%	7.95%	10.97%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated January 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.67%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.80%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

26	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced during the fiscal year ended October 31, 2019. While geopolitical concerns continued to add to market volatility, economic data in the U.S. were generally positive, and overall company earnings were better than expected. Heightened political risk also weighed on sentiment and led to increased volatility. After raising interest rates last year, the U.S. Federal Reserve held rates steady in early 2019 before finally cutting rates in July for the first time since 2008, followed by two additional rate cuts this year.

With the stock market rising during the period, American Mutual Fund (AMF) posted a total return of 11.39%. This result trailed the 14.33% return of the unmanaged Standard & Poor’s 500 Composite Index*, a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and historically has done better in declining markets because strongly capitalized dividend-paying companies are typically less volatile than the overall market and have offered better downside protection.

Over longer periods of time, AMF’s returns have been comparable to those of the S&P 500, but with less volatility. For the past 10 years, the fund had an average annual total return of 11.80%, lagging the index’s 13.70% return. For its 69-year lifetime, the fund has had an average annual total return of 11.56%, exceeding the 11.30% return for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Holdings in the utilities sector contributed to the fund’s returns, led by American Electric Power and Sempra Energy. American Electric Power, which operates in the Midwest, remains a defensive holding that has held up well during market declines. California-based Sempra Energy operates in a smaller footprint of less-forested land in the southern part

*Source: S&P Dow Jones Indices LLC

Dividends paid in calendar year 2019

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2019.

Income dividends per share:	$0.200 paid 3/15/19
$0.200 paid 6/14/19
$0.205 paid 9/13/19
$0.205* to be paid on 12/18/19

The fund will also pay a special dividend from accumulated undistributed net income and a capital gain distribution on 12/18/19.

*	Estimated as of 10/31/2019 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2019, will be mailed to you with your American Funds Tax Guide in late January 2020.

American Mutual Fund	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at American Mutual Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	88%	100%
■	Canada	7	—
■	Europe	4	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	61%	62%
■	Canada	6	2
■	Europe	12	12
■	Japan	2	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	18	20
	Total	100%	100%

Compared with the S&P 500 as a percentage of net assets. All figures include convertible securities.

Source: Capital Group (as of October 31, 2019).

of the state, giving the company less exposure to the risk of wildfires than other utilities based in the state, including PG&E. We eliminated our holding in PG&E last year after the company cut its dividend as regulators investigated whether power lines maintained by the utility had played a part in starting deadly and destructive fires (PG&E later filed for bankruptcy).

In the consumer staples sector, shares of Costco, the U.S. operator of a membership warehouse club, rose as it continued to see strong same-store sales growth and remained focused on creating an exceptional customer experience. The discount retailer is also increasing efficiency in its distribution system and improving its online experience, resulting in higher e-commerce sales. We remain encouraged by Costco’s continued expansion outside of the U.S., where its business model is more novel and its returns are higher. While the company’s overseas business is not especially large right now, we expect that it will grow significantly over the next decade.

Select investments in aerospace and defense companies lifted results in the industrials sector. Lockheed Martin and Northrop Grumman were among the top contributors, helped by U.S. plans to boost missile spending, new order wins, positive financial results and heightened geopolitical tensions in the Middle East. Lockheed Martin benefited from increased missiles shipments and accelerating production of its F-35 stealth fighter. Meanwhile, Northrop Grumman reported an increase in revenue from its innovation systems segment, with higher sales of launch vehicles, military aerospace structures and tactical missiles. Both companies also continue to increase their dividends, and we believe they are less susceptible to a downturn in the economy.

2	American Mutual Fund

Shares of health care companies were mixed, with Abbott Laboratories rising while AbbVie lagged the market. Investors continued to react positively to new product releases by Abbott Laboratories, including the FreeStyle Libre glucose monitoring system and the MitraClip device for heart valve patients. Meanwhile, shares of AbbVie, a biopharmaceutical firm spun out of Abbott, struggled after the company agreed to acquire Botox-maker Allergan in a $63 billion deal, which would help offset falling revenue from its own lead drug Humira amid increasing competition. Pharmaceutical companies are also coming under increasing scrutiny amid uncertainty around drug pricing as we enter another presidential election cycle.

Some of the fund’s energy holdings detracted from returns as oil prices pulled back due to higher-than-expected U.S. shale oil production. Concerns about slowing global growth also weighed on the oil market, overshadowing rising geopolitical tensions in the Middle East. Shares of exploration and production company EOG Resources and oil services firm Schlumberger both declined. While we continue to believe that both companies are well placed in the oil-and-gas sector, the entire industry is being pressured by higher crude inventories and worries over the outlook for global economic growth.

The fund’s cash position held back returns during the strong market. It rose to 13.6% from 11.1% (including other short-term securities) at the beginning of the fiscal year, which is somewhat higher than it has been in recent years. While valuations are still high overall, in this environment of market volatility, portfolio managers are finding pockets of investment opportunity. However, overall cash levels reflect a more cautious approach to the market by the portfolio managers.

Looking ahead

The U.S. economy continues to do well: the unemployment rate is low, real wages are gradually increasing and consumer spending is slowly on the rise. However, industrial production is trending down, corporate debt is rising, and we are in the late cycle of a record economic expansion, so we favor those industries that are more resilient to a downturn. Volatility is likely to remain elevated, as it’s affected by trends in global money supply and multiple geopolitical risks, including U.S. trade tensions with China, Brexit negotiations in Europe and uncertainty in the Middle East.

Investors should keep in mind the fund’s three objectives — current income, growth of capital and conservation of principal — the last of which is especially important during a period of market volatility. While the market doesn’t like uncertainty, we believe that our consistent approach of investing in quality companies with strong balance sheets will serve our investors well in a volatile environment. We have become slightly more defensive in our investments and believe AMF is well positioned to hold up better than the stock market in a downturn — which will inevitably occur — while also participating in market rallies.

When investing for income, the fund’s managers are mindful to limit investments in those companies with high dividend yields and little earnings growth, which tend not to do as well when rates are rising. Companies with dividend growth tend to do better in such an environment. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

We are pleased to report that the number of shareholder accounts in AMF has grown by 10.2% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon
Co-President

William L. Robbins
Co-President

December 10, 2019

For current information about the fund, visit capitalgroup.com.

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$6,000

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2019)*

	1 year	5 years	10 years
Class A shares	4.98%	7.32%	11.14%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Year ended October 31	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988
Year-by-year summary of results (dollars in thousands)																			
Dividends reinvested	$0.4	0.4	0.4	0.5	0.7	0.7	0.7	0.8	0.9	1.0	1.3	1.5	2.5	2.4	2.4	2.8	3.1	3.6	4.6
Value at year-end	$8.5	10.3	11.4	11.4	9.6	12.1	15.3	16.1	18.2	21.3	27.7	30.5	38.9	49.8	52.7	64.1	83.4	87.8	98.7
Dividends excluded	$0.4	0.4	0.4	0.4	0.6	0.5	0.5	0.5	0.6	0.7	0.8	0.9	1.3	1.2	1.2	1.3	1.4	1.5	1.8
Value at year-end	$8.1	9.5	10.1	9.7	7.6	9.0	10.9	10.9	11.7	13.0	16.2	16.9	20.0	24.3	24.5	28.4	35.5	35.9	38.5
Annual percentage returns assuming reinvestment of dividends																			
Income return	3.8%	4.7	4.2	4.0	5.8	6.9	6.0	5.1	5.7	5.7	6.0	5.4	8.0	6.2	4.9	5.2	4.9	4.3	5.2
Capital return	(18.5)%	16.2	6.7	(4.3)	(21.6)	18.9	20.6	0.3	7.1	11.3	24.4	4.7	19.6	21.6	1.0	16.4	25.2	0.9	7.3
AMF total return	(14.7)%	20.9	10.9	(0.3)	(15.8)	25.8	26.6	5.4	12.8	17.0	30.4	10.1	27.6	27.8	5.9	21.6	30.1	5.2	12.5

4	American Mutual Fund

How a $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from October 31, 1969, through October 31, 2019. The table beneath the chart shows the fund’s total return in each of the past 50 fiscal years, broken down into its income and capital components.

American Mutual Fund	5

Summary investment portfolio October 31, 2019

Industry sector diversification	Percent of net assets

Common stocks 85.24%	Shares	Value (000)
Energy 7.91%
Canadian Natural Resources, Ltd. (CAD denominated)	16,271,900	$410,288
Chevron Corp.	3,748,000	435,293
ConocoPhillips	7,285,200	402,143
Enbridge Inc.	13,974,230	508,802
Enbridge Inc. (CAD denominated)	5,428,644	197,716
Exxon Mobil Corp.	9,461,800	639,334
TC Energy Corp. (CAD denominated)	8,568,637	431,912
Other securities		1,709,640
		4,735,128

Materials 3.20%
Linde PLC	4,488,524	890,299
Other securities		1,028,574
		1,918,873

Industrials 10.95%
Boeing Co.	1,503,900	511,191
CSX Corp.	7,970,193	560,065
General Dynamics Corp.	3,393,675	600,002
Lockheed Martin Corp.	2,203,560	830,037
Norfolk Southern Corp.	2,166,867	394,370
Northrop Grumman Corp.	1,757,000	619,307
Union Pacific Corp.	3,416,471	565,289
United Technologies Corp.	4,757,374	683,064
Other securities		1,796,816
		6,560,141

Consumer discretionary 4.79%
Hasbro, Inc.	4,126,388	401,539
Home Depot, Inc.	4,019,150	942,812
McDonald’s Corp.	2,800,000	550,760
Other securities		974,027
		2,869,138

Consumer staples 8.73%
Coca-Cola Co.	17,596,000	957,750
Costco Wholesale Corp.	1,563,800	464,621
Keurig Dr Pepper Inc.	16,671,900	469,481
Mondelez International, Inc.	8,606,485	451,410
Procter & Gamble Co.	8,434,978	1,050,239
Other securities		1,835,778
		5,229,279

6	American Mutual Fund

	Shares	Value (000)
Health care 15.20%
Abbott Laboratories	12,928,600	$1,080,960
AbbVie Inc.	11,630,530	925,209
Amgen Inc.	6,098,578	1,300,522
Eli Lilly and Co.	3,869,700	440,952
Gilead Sciences, Inc.	15,740,300	1,002,815
Merck & Co., Inc.	7,906,485	685,176
Pfizer Inc.	11,430,000	438,569
UnitedHealth Group Inc.	4,854,400	1,226,707
Other securities		1,999,894
		9,100,804

Financials 12.09%
Aon PLC, Class A	2,036,700	393,409
Bank of New York Mellon Corp.	9,222,900	431,171
CME Group Inc., Class A	3,397,200	698,974
JPMorgan Chase & Co.	8,763,700	1,094,761
Marsh & McLennan Companies, Inc.	5,546,094	574,686
State Street Corp.	5,326,698	351,935
Toronto-Dominion Bank	3,118,400	177,967
Toronto-Dominion Bank (CAD denominated)	7,059,000	403,088
Other securities		3,116,220
		7,242,211

Information technology 10.58%
Accenture PLC, Class A	3,112,562	577,131
Apple Inc.	2,639,000	656,478
Intel Corp.	15,549,500	879,013
Microsoft Corp.	12,023,907	1,723,868
Texas Instruments Inc.	4,541,695	535,875
Other securities		1,964,987
		6,337,352

Communication services 4.38%
Comcast Corp., Class A	14,824,600	664,439
Verizon Communications Inc.	21,308,347	1,288,516
Other securities		671,582
		2,624,537

Utilities 5.37%
American Electric Power Co., Inc.	9,164,000	864,990
Public Service Enterprise Group Inc.	7,440,149	471,036
Sempra Energy	2,660,700	384,498
Other securities		1,494,740
		3,215,264

Real estate 2.04%
Simon Property Group, Inc. REIT	2,740,000	412,863
Other securities		808,503
		1,221,366

Total common stocks (cost: $34,500,644,000)		51,054,093

Preferred securities 0.05%
Financials 0.02%
Other securities		10,588
		10,588

Information technology 0.03%
Other securities		18,180
		18,180

Total preferred securities (cost: $27,899,000)		28,768

American Mutual Fund	7

Convertible stocks 0.07%	Shares	Value (000)
Utilities 0.07%
Other securities		$44,288

Total convertible stocks (cost: $39,974,000)		44,288

Bonds, notes & other debt instruments 1.05%	Principal amount (000)
U.S. Treasury bonds & notes 0.94%
U.S. Treasury 1.375% 2021	$563,210	561,447

Corporate bonds & notes 0.11%
Financials 0.11%
JPMorgan Chase & Co., Series I, junior subordinated, 5.406% (3-month USD-LIBOR + 3.47% on 01/30/2020)[1]	18,412	18,551
Other securities		47,633
		66,184

Total bonds, notes & other debt instruments (cost: $624,542,000)		627,631

Short-term securities 13.42%	Shares
Money market investments 13.42%
Capital Group Central Cash Fund 1.92%[2,3]	80,350,209	8,035,824

Total short-term securities (cost: $8,034,318,000)		8,035,824
Total investment securities 99.83% (cost: $43,227,377,000)		59,790,604
Other assets less liabilities 0.17%		101,468

Net assets 100.00%		$59,892,072

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended October 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 10/31/2019 (000)
Short-term securities 13.42%
Money market investments 13.42%
Capital Group Central Cash Fund 1.92%[2]	—	119,008,302	38,658,093	80,350,209	$(20)	$1,506	$99,185	$8,035,824

[1]	Step bond; coupon rate may change at a later date.
[2]	Rate represents the seven-day yield at 10/31/2019.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviation

CAD = Canadian dollars

See notes to financial statements.

8	American Mutual Fund

Financial statements

Statement of assets and liabilities at October 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $35,193,059)	$51,754,780
Affiliated issuers (cost: $8,034,318)	8,035,824	$59,790,604
Cash		654
Cash denominated in currencies other than U.S. dollars (cost: $7,227)		7,227
Receivables for:
Sales of investments	212,384
Sales of fund’s shares	61,046
Dividends and interest	100,122
Other	49	373,601
		60,172,086
Liabilities:
Payables for:
Purchases of investments	210,989
Repurchases of fund’s shares	41,395
Investment advisory services	11,769
Services provided by related parties	11,688
Trustees’ deferred compensation	3,512
Other	661	280,014
Net assets at October 31, 2019		$59,892,072

Net assets consist of:
Capital paid in on shares of beneficial interest		$41,364,979
Total distributable earnings		18,527,093
Net assets at October 31, 2019		$59,892,072

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,400,791 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$28,161,926	658,283		$42.78
Class C	1,186,673	28,181		42.11
Class T	11	—	*	42.79
Class F-1	1,347,290	31,643		42.58
Class F-2	8,034,604	187,858		42.77
Class F-3	2,432,720	56,878		42.77
Class 529-A	1,012,218	23,721		42.67
Class 529-C	129,915	3,062		42.43
Class 529-E	42,878	1,009		42.48
Class 529-T	13	—	*	42.79
Class 529-F-1	89,872	2,103		42.75
Class R-1	62,154	1,470		42.28
Class R-2	244,681	5,795		42.22
Class R-2E	21,665	509		42.60
Class R-3	545,275	12,856		42.41
Class R-4	631,185	14,807		42.63
Class R-5E	32,692	765		42.74
Class R-5	337,075	7,877		42.79
Class R-6	15,579,225	363,974		42.80

*	Amount less than one thousand.

See notes to financial statements.

American Mutual Fund	9

Statement of operations for the year ended October 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,582; also includes $99,185 from affiliates)	$1,439,082
Interest	67,042	$1,506,124
Fees and expenses*:
Investment advisory services	129,245
Distribution services	92,087
Transfer agent services	34,081
Administrative services	16,570
Reports to shareholders	819
Registration statement and prospectus	2,576
Trustees’ compensation	499
Auditing and legal	142
Custodian	677
Other	979
Total fees and expenses before reimbursements	277,675
Less transfer agent services reimbursements	68
Total fees and expenses after reimbursements		277,607
Net investment income		1,228,517

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	1,626,626
Affiliated issuers	(20)
Currency transactions	(347)	1,626,259
Net unrealized appreciation on:
Investments:
Unaffiliated issuers	3,195,220
Affiliated issuers	1,506
Currency translations	87	3,196,813
Net realized gain and unrealized appreciation		4,823,072

Net increase in net assets resulting from operations		$6,051,589

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended October 31,
	2019	2018
Operations:
Net investment income	$1,228,517	$1,039,746
Net realized gain	1,626,259	2,144,386
Net unrealized appreciation (depreciation)	3,196,813	(287,476)
Net increase in net assets resulting from operations	6,051,589	2,896,656

Distributions paid to shareholders	(3,218,717)	(2,930,324)

Net capital share transactions	6,691,760	3,409,047

Total increase in net assets	9,524,632	3,375,379

Net assets:
Beginning of year	50,367,440	46,992,061
End of year	$59,892,072	$50,367,440

See notes to financial statements.

10	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

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Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

12	American Mutual Fund

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$4,735,128	$—	$—	$4,735,128
Materials	1,918,873	—	—	1,918,873
Industrials	6,560,141	—	—	6,560,141
Consumer discretionary	2,869,138	—	—	2,869,138
Consumer staples	5,229,279	—	—	5,229,279
Health care	9,100,804	—	—	9,100,804
Financials	7,242,211	—	—	7,242,211
Information technology	6,337,352	—	—	6,337,352
Communication services	2,624,537	—	—	2,624,537
Utilities	3,215,264	—	—	3,215,264
Real estate	1,221,366	—	—	1,221,366
Preferred securities	28,768	—	—	28,768
Convertible stocks	44,288	—	—	44,288
Bonds, notes & other debt instruments	—	627,631	—	627,631
Short-term securities	8,035,824	—	—	8,035,824
Total	$59,162,973	$627,631	$—	$59,790,604

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

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Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

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Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2019, the fund reclassified $67,213,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$203,274
Undistributed long-term capital gains	1,672,221
Gross unrealized appreciation on investments	17,652,016
Gross unrealized depreciation on investments	(997,309)
Net unrealized appreciation on investments	16,654,707
Cost of investments	43,135,897

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2019						Year ended October 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$561,231		$1,018,095		$1,579,326		$515,546		$1,033,063	$1,548,609
Class C	15,971		45,929		61,900		14,364		48,796	63,160
Class T	—	*	—	*	—	*	—	*	1	1
Class F-1	26,267		48,396		74,663		25,370		55,767	81,137
Class F-2	155,738		237,540		393,278		107,499		178,333	285,832
Class F-3	47,527		64,477		112,004		30,686		46,683	77,369
Class 529-A	19,745		37,221		56,966		18,052		37,314	55,366
Class 529-C	1,752		5,558		7,310		1,601		6,131	7,732
Class 529-E	761		1,648		2,409		704		1,679	2,383
Class 529-T	—	*	—	*	—	*	—	*	1	1
Class 529-F-1	1,908		3,153		5,061		1,555		2,868	4,423
Class R-1	844		2,582		3,426		750		2,735	3,485
Class R-2	3,216		9,519		12,735		3,001		10,260	13,261
Class R-2E	289		618		907		198		529	727
Class R-3	9,539		21,315		30,854		9,799		26,223	36,022
Class R-4	12,421		24,376		36,797		12,132		25,537	37,669
Class R-5E	446		403		849		54		25	79
Class R-5	8,004		13,412		21,416		7,603		14,196	21,799
Class R-6	328,759		490,057		818,816		264,558		426,711	691,269
Total	$1,194,418		$2,024,299		$3,218,717		$1,013,472		$1,916,852	$2,930,324

*	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.223% on such assets in excess of $34 billion. On March 7, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rate to 0.222% on daily net assets in excess of

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$55 billion. For the year ended October 31, 2019, the investment advisory services fee was $129,245,000, which was equivalent to an annualized rate of 0.235% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2019, unreimbursed expenses subject to reimbursement totaled $2,606,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$66,713	$20,363		$ 4,533		Not applicable
Class C	11,646	890		506		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,192	1,597		553		Not applicable
Class F-2	Not applicable	7,619		2,920		Not applicable
Class F-3	Not applicable	185		844		Not applicable
Class 529-A	2,289	653		418		$638
Class 529-C	1,311	92		58		88
Class 529-E	207	15		18		28
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	56		36		55
Class R-1	629	75		27		Not applicable
Class R-2	1,794	833		103		Not applicable
Class R-2E	108	37		8		Not applicable
Class R-3	2,697	835		233		Not applicable
Class R-4	1,501	622		259		Not applicable
Class R-5E	Not applicable	27		8		Not applicable
Class R-5	Not applicable	177		147		Not applicable
Class R-6	Not applicable	5		5,899		Not applicable
Total class-specific expenses	$92,087	$34,081		$16,570		$809

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $499,000 in the fund’s statement of operations reflects $401,000 in current fees (either paid in cash or deferred) and a net increase of $98,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $368,408,000 and $1,448,665,000, respectively, which generated $39,324,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2019.

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7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2019

Class A	$2,624,641	64,721	$1,544,769	40,287		$(2,834,600)	(69,674)	$1,334,810	35,334
Class C	209,831	5,269	61,397	1,637		(277,612)	(6,903)	(6,384)	3
Class T	—	—	—	—		—	—	—	—
Class F-1	348,670	8,627	73,593	1,928		(338,315)	(8,333)	83,948	2,222
Class F-2	2,974,656	73,193	383,150	9,953		(1,481,333)	(36,430)	1,876,473	46,716
Class F-3	1,018,438	25,021	109,700	2,842		(388,477)	(9,509)	739,661	18,354
Class 529-A	123,318	3,032	56,954	1,490		(143,965)	(3,528)	36,307	994
Class 529-C	17,932	445	7,304	194		(40,807)	(1,009)	(15,571)	(370)
Class 529-E	6,086	150	2,409	63		(8,388)	(207)	107	6
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	21,444	530	5,058	132		(19,019)	(469)	7,483	193
Class R-1	18,137	448	3,422	91		(19,954)	(494)	1,605	45
Class R-2	52,921	1,314	12,724	339		(68,457)	(1,704)	(2,812)	(51)
Class R-2E	9,026	222	907	24		(4,606)	(114)	5,327	132
Class R-3	116,874	2,905	30,835	813		(163,164)	(4,043)	(15,455)	(325)
Class R-4	177,226	4,335	36,739	963		(224,652)	(5,583)	(10,687)	(285)
Class R-5E	29,099	715	848	22		(4,062)	(99)	25,885	638
Class R-5	90,009	2,221	21,407	558		(114,514)	(2,819)	(3,098)	(40)
Class R-6	2,701,896	66,736	818,543	21,245		(886,279)	(21,566)	2,634,160	66,415
Total net increase (decrease)	$10,540,204	259,884	$3,169,760	82,581		$(7,018,204)	(172,484)	$6,691,760	169,981

Year ended October 31, 2018

Class A	$1,689,362	40,805	$1,512,529	36,894		$(3,255,941)	(78,826)	$(54,050)	(1,127)
Class C	144,976	3,550	62,630	1,551		(270,925)	(6,655)	(63,319)	(1,554)
Class T	—	—	—	—		—	—	—	—
Class F-1	259,869	6,310	80,192	1,966		(525,164)	(12,789)	(185,103)	(4,513)
Class F-2	2,326,879	56,238	278,523	6,790		(1,107,035)	(26,795)	1,498,367	36,233
Class F-3	726,556	17,562	75,597	1,842		(261,180)	(6,307)	540,973	13,097
Class 529-A	148,891	3,577	55,340	1,353		(144,994)	(3,510)	59,237	1,420
Class 529-C	17,312	422	7,718	190		(84,254)	(2,024)	(59,224)	(1,412)
Class 529-E	4,099	100	2,382	59		(7,432)	(180)	(951)	(21)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	20,878	505	4,423	108		(17,322)	(421)	7,979	192
Class R-1	7,996	196	3,481	86		(23,175)	(568)	(11,698)	(286)
Class R-2	54,316	1,329	13,248	327		(82,286)	(2,017)	(14,722)	(361)
Class R-2E	6,636	160	727	18		(4,401)	(106)	2,962	72
Class R-3	105,780	2,583	35,998	886		(251,511)	(6,195)	(109,733)	(2,726)
Class R-4	125,524	3,050	37,625	921		(221,972)	(5,386)	(58,823)	(1,415)
Class R-5E	5,828	141	78	2		(726)	(17)	5,180	126
Class R-5	47,077	1,137	21,712	529		(98,177)	(2,381)	(29,388)	(715)
Class R-6	2,013,975	48,970	691,142	16,843		(823,758)	(19,744)	1,881,359	46,069
Total net increase (decrease)	$7,705,954	186,635	$2,883,346	70,365		$(7,180,253)	(173,921)	$3,409,047	83,079

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,529,406,000 and $10,367,389,000, respectively, during the year ended October 31, 2019.

18	American Mutual Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2019	$40.95	$.88	$3.46	$4.34	$(.87)	$(1.64)	$(2.51)	$42.78	11.39%		$28,162		.59%		.59%		2.16%
10/31/2018	40.97	.84	1.64	2.48	(.83)	(1.67)	(2.50)	40.95	6.11		25,509		.58		.58		2.03
10/31/2017	36.08	.82	5.87	6.69	(.79)	(1.01)	(1.80)	40.97	19.02		25,571		.58		.58		2.12
10/31/2016	36.18	.76	1.35	2.11	(.76)	(1.45)	(2.21)	36.08	6.33		22,919		.59		.59		2.16
10/31/2015	37.85	.79	(.41)	.38	(.77)	(1.28)	(2.05)	36.18	.96		22,282		.58		.58		2.13
Class C:
10/31/2019	40.34	.56	3.41	3.97	(.56)	(1.64)	(2.20)	42.11	10.54		1,187		1.36		1.36		1.39
10/31/2018	40.40	.51	1.60	2.11	(.50)	(1.67)	(2.17)	40.34	5.26		1,137		1.37		1.37		1.24
10/31/2017	35.60	.51	5.78	6.29	(.48)	(1.01)	(1.49)	40.40	18.09		1,201		1.38		1.38		1.33
10/31/2016	35.72	.48	1.33	1.81	(.48)	(1.45)	(1.93)	35.60	5.52		1,156		1.39		1.39		1.36
10/31/2015	37.39	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.72	.15		1,135		1.38		1.38		1.33
Class T:
10/31/2019	40.96	.98	3.45	4.43	(.96)	(1.64)	(2.60)	42.79	11.63	[5]	—	[6]	.36	[5]	.36	[5]	2.40	[5]
10/31/2018	40.98	.93	1.63	2.56	(.91)	(1.67)	(2.58)	40.96	6.34	[5]	—	[6]	.36	[5]	.36	[5]	2.25	[5]
10/31/2017[7,8]	38.30	.48	2.62	3.10	(.42)	—	(.42)	40.98	8.13	[5,9]	—	[6]	.38	[5,10]	.38	[5,10]	2.15	[5,10]
Class F-1:
10/31/2019	40.77	.85	3.44	4.29	(.84)	(1.64)	(2.48)	42.58	11.31		1,347		.66		.66		2.09
10/31/2018	40.80	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.77	6.02		1,199		.66		.66		1.95
10/31/2017	35.93	.78	5.85	6.63	(.75)	(1.01)	(1.76)	40.80	18.93		1,385		.67		.67		2.04
10/31/2016	36.04	.73	1.34	2.07	(.73)	(1.45)	(2.18)	35.93	6.25		1,384		.67		.67		2.08
10/31/2015	37.71	.75	(.40)	.35	(.74)	(1.28)	(2.02)	36.04	.88		1,374		.66		.66		2.05
Class F-2:
10/31/2019	40.94	.96	3.46	4.42	(.95)	(1.64)	(2.59)	42.77	11.60		8,034		.40		.40		2.34
10/31/2018	40.97	.91	1.63	2.54	(.90)	(1.67)	(2.57)	40.94	6.28		5,778		.40		.40		2.20
10/31/2017	36.07	.88	5.88	6.76	(.85)	(1.01)	(1.86)	40.97	19.26		4,297		.41		.41		2.27
10/31/2016	36.17	.82	1.35	2.17	(.82)	(1.45)	(2.27)	36.07	6.53		3,084		.42		.42		2.32
10/31/2015	37.84	.85	(.40)	.45	(.84)	(1.28)	(2.12)	36.17	1.13		2,272		.41		.41		2.31
Class F-3:
10/31/2019	40.94	1.00	3.46	4.46	(.99)	(1.64)	(2.63)	42.77	11.72		2,433		.30		.29		2.44
10/31/2018	40.97	.95	1.63	2.58	(.94)	(1.67)	(2.61)	40.94	6.38		1,577		.31		.31		2.29
10/31/2017[7,11]	37.54	.69	3.40	4.09	(.66)	—	(.66)	40.97	10.96	[9]	1,042		.30	[10]	.30	[10]	2.29	[10]
Class 529-A:
10/31/2019	40.85	.85	3.45	4.30	(.84)	(1.64)	(2.48)	42.67	11.30		1,012		.66		.66		2.09
10/31/2018	40.88	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.85	6.01		928		.66		.66		1.95
10/31/2017	36.00	.79	5.86	6.65	(.76)	(1.01)	(1.77)	40.88	18.94		871		.66		.66		2.04
10/31/2016	36.10	.73	1.34	2.07	(.72)	(1.45)	(2.17)	36.00	6.25		749		.69		.69		2.06
10/31/2015	37.77	.75	(.41)	.34	(.73)	(1.28)	(2.01)	36.10	.86		709		.68		.68		2.03

See end of table for footnotes.

American Mutual Fund	19

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2019	$40.63	$.55	$3.42	$3.97	$(.53)	$(1.64)	$(2.17)	$42.43	10.47%		$130		1.40%		1.40%		1.36%
10/31/2018	40.64	.49	1.61	2.10	(.44)	(1.67)	(2.11)	40.63	5.22		140		1.42		1.42		1.20
10/31/2017	35.80	.49	5.82	6.31	(.46)	(1.01)	(1.47)	40.64	18.04		197		1.43		1.43		1.27
10/31/2016	35.91	.46	1.33	1.79	(.45)	(1.45)	(1.90)	35.80	5.43		176		1.46		1.46		1.30
10/31/2015	37.58	.46	(.40)	.06	(.45)	(1.28)	(1.73)	35.91	.08		176		1.46		1.46		1.26
Class 529-E:
10/31/2019	40.68	.76	3.43	4.19	(.75)	(1.64)	(2.39)	42.48	11.05		43		.88		.88		1.87
10/31/2018	40.72	.70	1.62	2.32	(.69)	(1.67)	(2.36)	40.68	5.77		41		.89		.89		1.71
10/31/2017	35.87	.69	5.83	6.52	(.66)	(1.01)	(1.67)	40.72	18.65		42		.90		.90		1.80
10/31/2016	35.97	.64	1.35	1.99	(.64)	(1.45)	(2.09)	35.87	6.02		36		.93		.93		1.83
10/31/2015	37.64	.66	(.41)	.25	(.64)	(1.28)	(1.92)	35.97	.61		36		.93		.93		1.79
Class 529-T:
10/31/2019	40.95	.96	3.46	4.42	(.94)	(1.64)	(2.58)	42.79	11.60	[5]	—	[6]	.41	[5]	.41	[5]	2.34	[5]
10/31/2018	40.98	.91	1.62	2.53	(.89)	(1.67)	(2.56)	40.95	6.25	[5]	—	[6]	.42	[5]	.42	[5]	2.19	[5]
10/31/2017[7,8]	38.30	.47	2.62	3.09	(.41)	—	(.41)	40.98	8.11	[5,9]	—	[6]	.43	[5,10]	.43	[5,10]	2.10	[5,10]
Class 529-F-1:
10/31/2019	40.92	.95	3.46	4.41	(.94)	(1.64)	(2.58)	42.75	11.56		90		.42		.42		2.33
10/31/2018	40.94	.90	1.64	2.54	(.89)	(1.67)	(2.56)	40.92	6.27		78		.43		.43		2.17
10/31/2017	36.05	.87	5.87	6.74	(.84)	(1.01)	(1.85)	40.94	19.20		70		.44		.44		2.26
10/31/2016	36.15	.81	1.34	2.15	(.80)	(1.45)	(2.25)	36.05	6.48		60		.46		.46		2.29
10/31/2015	37.82	.83	(.40)	.43	(.82)	(1.28)	(2.10)	36.15	1.09		54		.46		.46		2.26
Class R-1:
10/31/2019	40.50	.54	3.42	3.96	(.54)	(1.64)	(2.18)	42.28	10.48		62		1.41		1.41		1.34
10/31/2018	40.54	.49	1.61	2.10	(.47)	(1.67)	(2.14)	40.50	5.23		58		1.42		1.42		1.20
10/31/2017	35.71	.49	5.81	6.30	(.46)	(1.01)	(1.47)	40.54	18.06		69		1.41		1.41		1.29
10/31/2016	35.83	.47	1.33	1.80	(.47)	(1.45)	(1.92)	35.71	5.46		68		1.43		1.43		1.33
10/31/2015	37.51	.48	(.41)	.07	(.47)	(1.28)	(1.75)	35.83	.11		72		1.41		1.41		1.31
Class R-2:
10/31/2019	40.45	.55	3.41	3.96	(.55)	(1.64)	(2.19)	42.22	10.49		245		1.39		1.39		1.36
10/31/2018	40.50	.50	1.61	2.11	(.49)	(1.67)	(2.16)	40.45	5.26		237		1.39		1.39		1.22
10/31/2017	35.68	.50	5.81	6.31	(.48)	(1.01)	(1.49)	40.50	18.09		251		1.39		1.39		1.32
10/31/2016	35.81	.47	1.32	1.79	(.47)	(1.45)	(1.92)	35.68	5.45		244		1.41		1.41		1.34
10/31/2015	37.48	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.81	.17		243		1.37		1.37		1.35
Class R-2E:
10/31/2019	40.79	.67	3.45	4.12	(.67)	(1.64)	(2.31)	42.60	10.83		22		1.10		1.10		1.64
10/31/2018	40.83	.62	1.62	2.24	(.61)	(1.67)	(2.28)	40.79	5.53		15		1.11		1.11		1.50
10/31/2017	35.97	.61	5.86	6.47	(.60)	(1.01)	(1.61)	40.83	18.42		12		1.10		1.10		1.58
10/31/2016	36.13	.56	1.38	1.94	(.65)	(1.45)	(2.10)	35.97	5.86		7		1.09		1.09		1.59
10/31/2015	37.83	.61	(.35)	.26	(.68)	(1.28)	(1.96)	36.13	.63	[5]	—	[6]	.99	[5]	.99	[5]	1.68	[5]

20	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2019	$40.62	$.73	$3.42	$4.15	$(.72)	$(1.64)	$(2.36)	$42.41	10.97%		$545		.94%		.94%		1.81%
10/31/2018	40.66	.68	1.62	2.30	(.67)	(1.67)	(2.34)	40.62	5.71		535		.95		.95		1.66
10/31/2017	35.81	.67	5.84	6.51	(.65)	(1.01)	(1.66)	40.66	18.62		647		.95		.95		1.76
10/31/2016	35.93	.63	1.33	1.96	(.63)	(1.45)	(2.08)	35.81	5.93		601		.97		.97		1.78
10/31/2015	37.60	.65	(.41)	.24	(.63)	(1.28)	(1.91)	35.93	.59		611		.95		.95		1.78
Class R-4:
10/31/2019	40.81	.86	3.45	4.31	(.85)	(1.64)	(2.49)	42.63	11.34		631		.64		.64		2.11
10/31/2018	40.84	.81	1.62	2.43	(.79)	(1.67)	(2.46)	40.81	6.03		616		.65		.65		1.96
10/31/2017	35.96	.80	5.85	6.65	(.76)	(1.01)	(1.77)	40.84	18.98		674		.64		.64		2.07
10/31/2016	36.07	.74	1.34	2.08	(.74)	(1.45)	(2.19)	35.96	6.26		653		.67		.67		2.10
10/31/2015	37.74	.76	(.40)	.36	(.75)	(1.28)	(2.03)	36.07	.90		757		.64		.64		2.07
Class R-5E:
10/31/2019	40.92	.93	3.48	4.41	(.95)	(1.64)	(2.59)	42.74	11.59		33		.42		.42		2.28
10/31/2018	40.96	.89	1.64	2.53	(.90)	(1.67)	(2.57)	40.92	6.26		5		.44		.44		2.15
10/31/2017	36.07	.86	5.87	6.73	(.83)	(1.01)	(1.84)	40.96	19.15		—	[6]	.55		.48		2.22
10/31/2016[7,12]	36.41	.72	1.19	1.91	(.80)	(1.45)	(2.25)	36.07	5.76	[9]	—	[6]	.52	[10]	.52	[10]	2.18	[10]
Class R-5:
10/31/2019	40.96	.99	3.45	4.44	(.97)	(1.64)	(2.61)	42.79	11.66		337		.34		.34		2.41
10/31/2018	40.98	.94	1.63	2.57	(.92)	(1.67)	(2.59)	40.96	6.36		324		.35		.35		2.26
10/31/2017	36.08	.91	5.88	6.79	(.88)	(1.01)	(1.89)	40.98	19.33		354		.35		.35		2.35
10/31/2016	36.18	.85	1.35	2.20	(.85)	(1.45)	(2.30)	36.08	6.59		284		.36		.36		2.39
10/31/2015	37.85	.88	(.41)	.47	(.86)	(1.28)	(2.14)	36.18	1.20		250		.34		.34		2.38
Class R-6:
10/31/2019	40.97	1.01	3.45	4.46	(.99)	(1.64)	(2.63)	42.80	11.71		15,579		.29		.29		2.45
10/31/2018	40.99	.96	1.63	2.59	(.94)	(1.67)	(2.61)	40.97	6.41		12,190		.30		.30		2.31
10/31/2017	36.09	.93	5.87	6.80	(.89)	(1.01)	(1.90)	40.99	19.38		10,309		.30		.30		2.39
10/31/2016	36.19	.86	1.35	2.21	(.86)	(1.45)	(2.31)	36.09	6.65		7,343		.30		.30		2.43
10/31/2015	37.86	.89	(.40)	.49	(.88)	(1.28)	(2.16)	36.19	1.25		5,609		.30		.30		2.41

	Year ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[13]	21%	16%	20%	18%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Mutual Fund	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

22	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2019, through October 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	23

	Beginning account value 5/1/2019	Ending account value 10/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,039.81	$3.03	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	1,035.74	6.88	1.34
Class C – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class T – actual return	1,000.00	1,041.00	1.75	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,039.42	3.34	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,040.85	2.01	.39
Class F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-3 – actual return	1,000.00	1,041.36	1.44	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,039.31	3.29	.64
Class 529-A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-C – actual return	1,000.00	1,035.42	7.08	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,038.34	4.47	.87
Class 529-E – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-T – actual return	1,000.00	1,040.74	2.01	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,040.51	2.11	.41
Class 529-F-1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 – actual return	1,000.00	1,035.61	7.13	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,035.53	7.03	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,037.01	5.55	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 – actual return	1,000.00	1,037.86	4.78	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,039.70	3.24	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,040.80	2.11	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,041.04	1.70	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,041.37	1.44	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2019:

Long-term capital gains	$2,091,443,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$40,631,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

24	American Mutual Fund

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American Mutual Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Kathy J. Williams, 1955	2019	Former Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Co-President and Trustee	2004	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company	4	None
James Terrile, 1965 Senior Vice President and Trustee	2007	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

26	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joyce E. Gordon, 1956 Co-President	1996–2001, 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company
Cheryl E. Frank, 1975 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Bradley J. Vogt, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Dylan Yolles, 1969 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Joe Matt, 1976 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Cheryl E. Frank and Joe Matt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

American Mutual Fund	27

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

28	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete October 31, 2019, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMF

Registrant:

a) Audit Fees:
2018	$8,000
2019	$93,000

b) Audit-Related Fees:
2018	$6,000
2019	$11,000

c) Tax Fees:
2018	$8,000
2019	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,251,000
2019	$1,591,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$20,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,324,000 for fiscal year 2018 and $1,633,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®

Investment portfolio

October 31, 2019

Common stocks 85.24% Energy 7.91%	Shares	Value (000)
Baker Hughes Co., Class A	310,000	$6,634
BP PLC (ADR)	3,663,000	138,864
Canadian Natural Resources, Ltd. (CAD denominated)	16,271,900	410,288
Chevron Corp.	3,748,000	435,293
ConocoPhillips	7,285,200	402,143
Enbridge Inc.	13,974,230	508,802
Enbridge Inc. (CAD denominated)	5,428,644	197,716
EOG Resources, Inc.	4,372,400	303,051
Exxon Mobil Corp.	9,461,800	639,334
Halliburton Co.	525,900	10,123
Helmerich & Payne, Inc.	1,856,700	69,626
Inter Pipeline Ltd.	5,302,100	89,006
Royal Dutch Shell PLC, Class A (ADR)	4,972,523	288,257
Royal Dutch Shell PLC, Class B (ADR)	4,748,300	276,778
Schlumberger Ltd.	9,914,800	324,115
Suncor Energy Inc.	6,833,910	203,186
TC Energy Corp. (CAD denominated)	8,568,637	431,912
		4,735,128
Materials 3.20%
Air Products and Chemicals, Inc.	1,238,200	264,059
Barrick Gold Corp.	1,200,000	20,832
Corteva, Inc.	598,338	15,784
Dow Inc.	3,905,238	197,175
DuPont de Nemours Inc.	905,238	59,664
Linde PLC	4,488,524	890,299
LyondellBasell Industries NV	1,632,200	146,408
Mosaic Co.	2,400,500	47,722
Nutrien Ltd.	5,794,720	276,930
		1,918,873
Industrials 10.95%
Boeing Co.	1,503,900	511,191
C.H. Robinson Worldwide, Inc.	463,683	35,073
Caterpillar Inc.	351,300	48,409
CSX Corp.	7,970,193	560,065
Deere & Co.	1,740,000	303,003
Emerson Electric Co.	681,850	47,832
General Dynamics Corp.	3,393,675	600,002
General Electric Co.	5,912,000	59,002
Honeywell International Inc.	435,100	75,155
Illinois Tool Works Inc.	2,050,000	345,589
Lockheed Martin Corp.	2,203,560	830,037
Masco Corp.	1,300,000	60,125
Norfolk Southern Corp.	2,166,867	394,370
Northrop Grumman Corp.	1,757,000	619,307
RELX PLC (ADR)	1,990,000	48,138

American Mutual Fund — Page 1 of 6

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Stanley Black & Decker, Inc.	725,000	$109,714
Union Pacific Corp.	3,416,471	565,289
United Parcel Service, Inc., Class B	1,857,000	213,871
United Technologies Corp.	4,757,374	683,064
Waste Connections, Inc.	2,824,200	260,956
Waste Management, Inc.	1,692,800	189,949
		6,560,141
Consumer discretionary 4.79%
Carnival Corp., units	5,538,200	237,533
Hasbro, Inc.	4,126,388	401,539
Home Depot, Inc.	4,019,150	942,812
Lowe’s Companies, Inc.	885,000	98,775
Marriott International, Inc., Class A	683,500	86,497
McDonald’s Corp.	2,800,000	550,760
NIKE, Inc., Class B	2,258,500	202,249
Ross Stores, Inc.	1,355,000	148,603
Williams-Sonoma, Inc.	3,000,000	200,370
		2,869,138
Consumer staples 8.73%
Church & Dwight Co., Inc.	961,100	67,219
Coca-Cola Co.	17,596,000	957,750
Colgate-Palmolive Co.	994,200	68,202
Costco Wholesale Corp.	1,563,800	464,621
General Mills, Inc.	3,000,000	152,580
Hormel Foods Corp.	6,248,168	255,488
Kellogg Co.	4,139,423	262,978
Keurig Dr Pepper Inc.	16,671,900	469,481
Kimberly-Clark Corp.	1,000,000	132,880
Kroger Co.	8,520,000	209,933
McCormick & Co., Inc., nonvoting shares	376,000	60,419
Mondelez International, Inc.	8,606,485	451,410
Nestlé SA	1,300,000	138,790
Nestlé SA (ADR)	1,367,100	146,498
PepsiCo, Inc.	1,235,769	169,510
Procter & Gamble Co.	8,434,978	1,050,239
Walgreens Boots Alliance, Inc.	3,126,700	171,281
		5,229,279
Health care 15.20%
Abbott Laboratories	12,928,600	1,080,960
AbbVie Inc.	11,630,530	925,209
Amgen Inc.	6,098,578	1,300,522
AstraZeneca PLC (ADR)	5,991,899	293,783
Cardinal Health, Inc.	795,500	39,337
Danaher Corp.	1,368,600	188,620
Eli Lilly and Co.	3,869,700	440,952
Gilead Sciences, Inc.	15,740,300	1,002,815
GlaxoSmithKline PLC (ADR)	5,893,900	269,941
Johnson & Johnson	1,432,311	189,122
Koninklijke Philips NV	2,145,200	94,174
Medtronic PLC	2,237,000	243,609
Merck & Co., Inc.	7,906,485	685,176
Novartis AG (ADR)	2,344,700	205,021

American Mutual Fund — Page 2 of 6

Common stocks (continued) Health care (continued)	Shares	Value (000)
Pfizer Inc.	11,430,000	$438,569
Stryker Corp.	1,021,000	220,812
Thermo Fisher Scientific Inc.	846,000	255,475
UnitedHealth Group Inc.	4,854,400	1,226,707
		9,100,804
Financials 12.09%
American International Group, Inc.	1,250,000	66,200
Aon PLC, Class A	2,036,700	393,409
Bank of Montreal	658,736	48,764
Bank of New York Mellon Corp.	9,222,900	431,171
BB&T Corp.	1,365,000	72,413
Berkshire Hathaway Inc., Class B1	835,000	177,504
Chubb Ltd.	1,915,400	291,945
CME Group Inc., Class A	3,397,200	698,974
Great-West Lifeco Inc. (Canada)	8,797,000	213,931
Huntington Bancshares Inc.	10,436,550	147,469
Intercontinental Exchange, Inc.	3,725,765	351,414
JPMorgan Chase & Co.	8,763,700	1,094,761
Marsh & McLennan Companies, Inc.	5,546,094	574,686
Nasdaq, Inc.	1,778,300	177,421
PNC Financial Services Group, Inc.	957,000	140,392
Principal Financial Group, Inc.	3,900,000	208,182
Progressive Corp.	2,000,000	139,400
Royal Bank of Canada	2,883,000	232,549
S&P Global Inc.	467,900	120,714
State Street Corp.	5,326,698	351,935
SunTrust Banks, Inc.	4,025,300	275,089
Toronto-Dominion Bank	3,118,400	177,967
Toronto-Dominion Bank (CAD denominated)	7,059,000	403,088
U.S. Bancorp	2,000,000	114,040
Wells Fargo & Co.	4,216,200	217,682
Willis Towers Watson PLC	648,000	121,111
		7,242,211
Information technology 10.58%
Accenture PLC, Class A	3,112,562	577,131
Amphenol Corp., Class A	610,000	61,201
Analog Devices, Inc.	2,337,872	249,287
Apple Inc.	2,639,000	656,478
Automatic Data Processing, Inc.	423,000	68,623
Cisco Systems, Inc.	2,638,001	125,332
Intel Corp.	15,549,500	879,013
Intuit Inc.	210,000	54,075
KLA Corp.	313,300	52,960
Mastercard Inc., Class A	113,400	31,390
Maxim Integrated Products, Inc.	1,500,000	87,990
Microsoft Corp.	12,023,907	1,723,868
NetApp, Inc.	4,718,900	263,692
QUALCOMM Inc.	3,962,900	318,776
Samsung Electronics Co., Ltd. (GDR)	17,000	18,156
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,008,000	310,193
Texas Instruments Inc.	4,541,695	535,875

American Mutual Fund — Page 3 of 6

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Visa Inc., Class A	1,363,100	$243,804
Western Union Co.	3,172,700	79,508
		6,337,352
Communication services 4.38%
Activision Blizzard, Inc.	4,367,500	244,711
AT&T Inc.	2,325,002	89,489
BCE Inc.	1,000,000	47,450
BCE Inc. (CAD denominated)	2,800,000	132,825
Comcast Corp., Class A	14,824,600	664,439
TELUS Corp.	4,040,000	143,705
Verizon Communications Inc.	21,308,347	1,288,516
Viacom Inc., Class B	621,600	13,402
		2,624,537
Utilities 5.37%
American Electric Power Co., Inc.	9,164,000	864,990
CMS Energy Corp.	3,688,800	235,788
Dominion Energy, Inc.	4,224,360	348,721
Duke Energy Corp.	1,147,857	108,197
Edison International	1,885,500	118,598
Exelon Corp.	7,059,820	321,151
NextEra Energy, Inc.	550,000	131,087
PPL Corp.	522,150	17,487
Public Service Enterprise Group Inc.	7,440,149	471,036
Sempra Energy	2,660,700	384,498
Xcel Energy Inc.	3,365,000	213,711
		3,215,264
Real estate 2.04%
Crown Castle International Corp. REIT	2,160,000	299,786
Digital Realty Trust, Inc. REIT	2,071,800	263,201
Prologis, Inc. REIT	571,000	50,111
Public Storage REIT	60,000	13,372
Simon Property Group, Inc. REIT	2,740,000	412,863
Ventas, Inc. REIT	2,796,200	182,033
		1,221,366
Total common stocks (cost: $34,500,644,000)		51,054,093
Preferred securities 0.05% Financials 0.02%
U.S. Bancorp, Series F, 6.50% noncumulative, preferred depositary shares	387,000	10,588
Information technology 0.03%
Samsung Electronics Co., Ltd., preferred (GDR)	21,017	18,180
Total preferred securities (cost: $27,899,000)		28,768

American Mutual Fund — Page 4 of 6

Convertible stocks 0.07% Utilities 0.07%	Shares	Value (000)
Sempra Energy, Series A, 6.00% convertible preferred 2021	381,700	$44,288
Total convertible stocks (cost: $39,974,000)		44,288
Bonds, notes & other debt instruments 1.05% U.S. Treasury bonds & notes 0.94% U.S. Treasury 0.94%	Principal amount (000)
U.S. Treasury 1.375% 2021	$563,210	561,447
Corporate bonds & notes 0.11% Financials 0.11%
JPMorgan Chase & Co., Series I, junior subordinated, 5.406% (3-month USD-LIBOR + 3.47% on 01/30/2020)2	18,412	18,551
Wells Fargo & Co., Series K, junior subordinated, 5.889% 20492	46,987	47,633
		66,184
Total bonds, notes & other debt instruments (cost: $624,542,000)		627,631
Short-term securities 13.42% Money market investments 13.42%	Shares
Capital Group Central Cash Fund 1.92%3,4	80,350,209	8,035,824
Total short-term securities (cost: $8,034,318,000)		8,035,824
Total investment securities 99.83% (cost: $43,227,377,000)		59,790,604
Other assets less liabilities 0.17%		101,468
Net assets 100.00%		$59,892,072

1	Security did not produce income during the last 12 months.
2	Step bond; coupon rate may change at a later date.
3	Rate represents the seven-day yield at 10/31/2019.
4	Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts

American Mutual Fund — Page 5 of 6

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-003-1219O-S73103	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Mutual Fund (the “Fund”), as of October 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2019